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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 10, 1998
                      SOUTHWESTERN BELL TELEPHONE COMPANY
                             A MISSOURI CORPORATION
                           COMMISSION FILE NO. 1-2346
                   IRS EMPLOYER IDENTIFICATION NO. 43-0529710
                 175 E. HOUSTON, SAN ANTONIO, TEXAS 78205-2233
                        TELEPHONE NUMBER (210) 821-4105
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Item 7. Financial Statements and Exhibits.

Southwestern Bell Telephone Company is filing herewith the following exhibits:

         (c)     Exhibits.

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
1                  Underwriting Agreement, dated March 5, 1998, between Southwestern Bell Telephone Company and Merrill
                   Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters named in
                   Schedule II thereto.

4-a                Southwestern Bell Telephone Company's Officers' Certificate for 6-7/8% Debentures due March 31, 2048,
                   dated March 5, 1998, pursuant to Section 2.02(a) of the Indenture.

4-b                Form of 6-7/8% Global Debenture due March 31, 2048.

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Southwestern Bell Telephone Company


                                             /s/ Donald E. Kiernan
                                             -----------------------------------
                                             Donald E. Kiernan
                                             Vice-President

March 10, 1998
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
1                  Underwriting Agreement, dated March 5, 1998, between Southwestern Bell Telephone Company and Merrill
                   Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters named in
                   Schedule II thereto.

4-a                Southwestern Bell Telephone Company's Officers' Certificate for 6-7/8% Debentures due March 31, 2048,
                   dated March 5, 1998, pursuant to Section 2.02(a) of the Indenture.

4-b                Form of 6-7/8% Global Debenture due March 31, 2048.